                                                                EXHIBIT h(10)(b)


                                 AMENDMENT NO. 1
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP


PORTFOLIOS                                        EFFECTIVE DATE OF AGREEMENT
----------                                        ---------------------------
AIM Balanced Fund                                         June 1. 2000

AIM Global Utilities Fund                                 June 1, 2000

AIM Select Growth Fund                                    June 1, 2000

AIM Value Fund                                            June 1, 2000

AIM European Small Company Fund                          August 30, 2000

AIM International Emerging Growth Fund                   August 30, 2000

AIM New Technology Fund                                  August 30, 2000

AIM Small Cap Equity Fund                                August 30, 2000

AIM Value II Fund                                        August 30, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: August 30, 2000

                                               A I M ADVISORS, INC.


Attest:  /s/ P. MICHELLE GRACE                 By: /s/ ROBERT H. GRAHAM
        -----------------------------             ------------------------------
              Assistant Secretary                      Robert H. Graham
                                                       President


(SEAL)


                                               AIM FUNDS GROUP


Attest:  /s/ RENEE A. FRIEDLI                  By: /s/ ROBERT H. GRAHAM
        -----------------------------             ------------------------------
              Assistant Secretary                      Robert H. Graham
                                                       President


(SEAL)